Exhibit 10.1

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

among

REALOGY GROUP LLC,

the other Loan Parties party hereto,

JPMORGAN CHASE BANK, N.A.,

as administrative agent and Initial First Lien Priority Representative,

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as the Initial Second Lien Priority Representative,

and

each additional First Lien Priority Representative and additional Second Lien Priority

Representative from time to time party hereto

dated as of June 16, 2020

FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, dated as of June 16, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”) among Realogy Group LLC (the “Borrower”), and each of the other Loan Parties (as defined below) from time to time party hereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the First Lien Priority Secured Parties under the Term Loan B/Revolving Credit Agreement (as each term is defined below) (in such capacity, with its successors and assigns, the “Term Loan B/RC Agent”) and as administrative agent and collateral agent for the First Lien Priority Secured Parties under the Term Loan A Credit Agreement (as defined below) (in such capacity, with its successors and assigns, the “Term Loan A Agent”), The Bank of New York Mellon Trust Company, N.A., as collateral agent for the Second Lien Priority Secured Parties under the Initial Second Lien Priority Indenture (as each term is defined below) (in such capacity, with its successors and assigns, the “Initial Second Lien Priority Representative”), and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party hereto.

WHEREAS, the Borrower, Realogy Intermediate Holdings LLC (“Intermediate Holdings”), the Term Loan B/RC Agent and certain financial institutions and other entities are parties to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, modified and supplemented from time to time, the “Term Loan B/Revolving Credit Agreement”), pursuant to which such financial institutions and other entities have made and have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, Intermediate Holdings, the Term Loan A Agent and certain financial institutions and other entities are parties to the Credit Agreement, dated as of October 23, 2015 (as amended, modified and supplemented from time to time, the “Term Loan A Credit Agreement” and, together with the Term Loan B/Revolving Credit Agreement, the “Existing Credit Agreements”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned thereto in the Term Loan B/Revolver Credit Agreement and Term Loan A Credit Agreement, as applicable), pursuant to which such financial institutions and other entities have made and have agreed to make loans and extend other financial accommodations to the Borrower; and

WHEREAS, the Borrower, Intermediate Holdings, Realogy Holdings Corp., Realogy Co-Issuer Corp., the other Loan Parties party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, are parties to that certain Indenture dated as June 16, 2020 (as amended, modified and supplemented from time to time, the “Initial Second Lien Priority Indenture”) governing the $550,000,000 of 7.625% Senior Secured Notes due June 15, 2025 (including any additional notes from time to time issued pursuant thereto, the “Initial Second Lien Priority Notes”); and

WHEREAS, the Borrower and the other Loan Parties have granted to the Initial First Lien Priority Representative security interests in the Common Collateral as security for payment and performance of the First Lien Priority Obligations under each of the Existing Credit Agreements; and

WHEREAS, the Borrower and the other Loan Parties shall grant to the Initial Second Lien Priority Representative security interests in the Common Collateral junior to the security interests granted to the Initial First Lien Priority Representative as security for payment and performance of the Second Lien Priority Obligations under the Initial Second Lien Priority Indenture; and

WHEREAS, it is a condition precedent to the effectiveness of the Initial Second Lien Priority Indenture that the parties hereto shall have executed and delivered this Agreement for the purpose of setting forth the relative priority of the liens created by the First Lien Priority Security Documents and the Second Lien Priority Security Documents (as such terms are hereinafter defined) in respect of the exercise of the rights and remedies and priorities in respect of the Common Collateral and the application of proceeds thereof; and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:

Section 1. Definitions.

1.1 Defined Terms. The following terms, as used herein, have the following meanings:

“Additional First Lien Priority Agreement” means any agreement permitted to be designated as such by the First Lien Priority Agreement and the Second Lien Priority Agreement.

“Additional Second Lien Priority Agreement” means any agreement permitted to be designated as such by the First Lien Priority Agreement and the Second Lien Priority Agreement.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the introductory paragraph hereof.

“Cash Management Obligations” means, with respect to any Loan Party or any other Subsidiary of the Borrower, any obligations of such Loan Party or Subsidiary owed to any First Lien Priority Secured Party (or any of its affiliates) in respect of overdrafts and related liabilities or arising from treasury, depositary or other cash management services and facilities (including, but not limited to, intraday, ACH and purchasing card/T&E services) or arising from any automated-clearing-house transfers of funds or from other transactions or arrangements referred to in Section 6.01(w) of each of the Existing Credit Agreements.

“Common Collateral” means all assets that are both First Lien Priority Collateral and Second Lien Priority Collateral.

“Comparable Second Lien Priority Security Document” means, in relation to any Common Collateral subject to any First Lien Priority Security Document, the applicable Second Lien Priority Security Document that creates a security interest in such Common Collateral, granted by the same Loan Party, as applicable.

“Controlling First Lien Priority Representative” means the “Controlling Collateral Agent” as defined in the First Lien Priority Intercreditor Agreement.

“Controlling Second Lien Priority Representative” means the Second Lien Priority Representative for the Second Lien Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding series of Second Lien Priority Obligations.

“DIP Financing” has the meaning set forth in Section 5.2.

“Enforcement Action” means, with respect to the First Lien Priority Obligations or the Second Lien Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Common Collateral under, as applicable, the First Lien Priority Documents or the Second Lien Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing Credit Agreements” has the meaning set forth in the second WHEREAS clause of this Agreement.

“First Lien Priority Agreement” means the collective reference to (i) the Term Loan B/Revolving Credit Agreement, (ii) the Term Loan A Credit Agreement, (iii) any Additional First Lien Priority Agreement and (iv) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time the indebtedness and other obligations outstanding under either of the Existing Credit Agreements that are subject to a First Priority Lien, any Additional First Lien Priority Agreement or any other agreement or instrument referred to in this clause (iv) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Priority Agreement hereunder (a “Replacement First Lien Priority Agreement”). Any reference to the First Lien Priority Agreement hereunder shall be deemed a reference to any First Lien Priority Agreement then extant, as amended, modified and supplemented from time to time.

“First Lien Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Lien Priority Secured Party as security for any First Lien Priority Obligation.

“First Lien Priority Collateral Agreement” means the collective reference to (i) the Amended and Restated Guarantee and Collateral Agreement, dated as of March 5, 2013, among Intermediate Holdings, the Borrower, the grantors party thereto and the Term Loan B/RC Agent, as amended, modified and supplemented from time to time, (ii) the Guarantee and Collateral Agreement, dated as of October 23, 2015, among Intermediate Holdings, the Borrower, the other grantors party thereto, and the Term Loan A Agent, as amended, modified and supplemented from time to time and (iii) any other agreements and documents purporting to grant a security interest in First Lien Priority Collateral executed and delivered pursuant to any Additional First Lien Priority Agreement.

“First Lien Priority Creditors” means with respect to (i) the Existing Credit Agreements, the “Secured Parties” (as defined under each Existing Credit Agreement) and (ii) any other First Lien Priority Agreement, any holders of additional First Lien Priority Obligations thereunder and that are otherwise “Secured Parties” (as defined in the First Lien Priority Collateral Agreement) with a First Priority Lien.

“First Lien Priority Documents” means each First Lien Priority Agreement, each First Lien Priority Security Document and each First Lien Priority Guarantee.

“First Lien Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Lien Priority Obligations.

“First Lien Priority Intercreditor Agreement” means the First Lien Priority Intercreditor Agreement, dated as of February 2, 2012 (as amended, restated and supplemented from time to time), among the Borrower, the other Loan Parties party thereto, the Term Loan A Agent and the Term Loan B/RC Agent and the other parties party thereto.

“First Lien Priority Obligations” means (i) with respect to each of the Existing Credit Agreements, all “Loan Obligations” (as defined in the First Lien Priority Collateral Agreement) of each Loan Party that are secured by a First Priority Lien and (ii) with respect to each other First Lien Priority Agreement, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made or other indebtedness issued or incurred pursuant to such First Lien Priority Agreement, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to such First Lien Priority Agreement, (c) all Hedging Obligations, (d) all Cash Management Obligations, (e) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the First Lien Priority Documents and (f) any obligations of any Loan Party under or in respect of any Replacement First Lien Priority Agreement. To the extent any payment with respect to any First Lien Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Lien Priority Secured Party, any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Lien Priority Obligations Payment Date” means the first date on which (i) the First Lien Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in full (or cash collateralized or defeased in accordance with the terms of the First Lien Priority Documents), (ii) all commitments to extend credit under the First Lien Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the First Lien Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Lien Priority Documents), and (iv) the First Lien Priority Representative has delivered a written notice to the Second Lien Priority Representative stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the First Lien Priority Secured Parties, which notice shall be delivered by the First Lien Priority Representative promptly after the occurrence of the events described in clauses (i), (ii) and (iii).

“First Lien Priority Representative” means the Initial First Lien Priority Representative and any Person identified as a “First Lien Priority Representative” in any First Lien Priority Agreement other than the Existing Credit Agreements. In the case of any Replacement First Lien Priority Agreement, the First Lien Priority Representative shall be the Person identified as such in such Agreement.

“First Lien Priority Secured Parties” means the First Lien Priority Representatives, the First Lien Priority Creditors and any other holders of the First Lien Priority Obligations.

“First Lien Priority Security Documents” means the First Lien Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any First Lien Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the First Lien Priority Collateral Agreement or pursuant to Section 5.09 of each of the Existing Credit Agreements in order to satisfy the Collateral and Guarantee Requirement, and to cause the Collateral and Guarantee Requirement to be and remain satisfied, with respect to the First Lien Priority Creditors.

“First Priority Lien” means any Lien created by the First Lien Priority Security Documents.

“Hedging Obligations” means, with respect to any Loan Party or a Subsidiary of a Loan Party, any obligations of such Loan Party or Subsidiary of a Loan Party owed to any First Lien Priority Creditor (or any of its affiliates) in respect of any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreement or other Swap Agreement any option with respect to any such transaction.

“Initial First Lien Priority Representative” means JPMorgan Chase Bank, N.A. as Term Loan B/RC Agent and Term Loan A Agent.

“Initial Second Lien Priority Indenture” has the meaning set forth in the third WHEREAS clause of this Agreement.

“Initial Second Lien Priority Notes” has the meaning set forth in the third WHEREAS clause of this Agreement.

“Initial Second Lien Priority Representative” has the meaning set forth in the introductory paragraph hereof.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intermediate Holdings” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

“Loan Party” means the Borrower, Intermediate Holdings, and each direct or indirect subsidiary of the Borrower that is now or hereafter becomes a party to any First Lien Priority Document or Second Lien Priority Document; provided, however, that any Loan Party which is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Cartus Guarantor (as defined in the Initial Second Lien Priority Indenture), in each case, which is not required to be a party to any Second Lien Priority Document shall not be considered a Loan Party hereunder. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Person” means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Replacement First Lien Priority Agreement” has the meaning set forth in the definition of “First Lien Priority Agreement”.

“Second Lien Priority Agreement” means the collective reference to (i) the Initial Second Lien Priority Indenture, (ii) any Additional Second Lien Priority Agreement and (iii) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time (a) the Initial Second Lien Priority Notes or (b) any indebtedness and other obligations outstanding under (x) the Initial Second Lien Priority Indenture that is secured pari passu with the Initial Second Lien Priority Notes, or (y) any other agreement or instrument referred to in this clause (iii). Any reference to the Second Lien Priority Agreement hereunder shall be deemed a reference to any Second Lien Priority Agreement then extant.

“Second Lien Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any Second Lien Priority Secured Party as security for any Second Lien Priority Obligation.

“Second Lien Priority Collateral Agreement” means (i) the Collateral Agreement, dated as of June 16, 2020, among Intermediate Holdings, the Borrower, the other grantors party thereto, and the Initial Second Lien Priority Representative, as amended, modified and supplemented from time to time and (ii) any other agreements and documents purporting to grant rights in Second Lien Priority Collateral executed and delivered pursuant to any Additional Second Lien Priority Agreement.

“Second Lien Priority Creditors” means the holders of the Initial Second Lien Priority Notes, any holders of additional Second Lien Priority Obligations and any Persons that are otherwise “Secured Parties” (as defined in the Second Lien Priority Collateral Agreement) with a Second Priority Lien.

“Second Lien Priority Documents” means each Second Lien Priority Agreement, each Second Lien Priority Security Document and each Second Lien Priority Guarantee.

“Second Lien Priority Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Priority Obligations.

“Second Lien Priority Obligations” means (i) with respect to the Initial Second Lien Priority Indenture, all “Secured Obligations” of each Loan Party as defined in the Second Lien Priority Collateral Agreement referred to in clause (i) of the definition thereof and (ii) with respect to each other Second Lien Priority Agreement, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under such Second Lien Priority Agreement, and (b) all guarantee obligations, fees, expenses (including, without limitation, reasonable fees, expenses and disbursements of agents, professional advisers and counsel) and other amounts payable from time to time pursuant to such Second Lien Priority Agreement, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Lien Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Lien Priority Representative” means the Initial Second Lien Priority Representative, and any Person identified as a “Second Lien Priority Representative” in any Second Lien Priority Agreement other than the Initial Second Lien Priority Indenture.

“Second Lien Priority Secured Parties” means the Second Lien Priority Representatives, the Second Lien Priority Creditors and any other holders of the Second Lien Priority Obligations.

“Second Lien Priority Security Documents” means the Second Lien Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any Second Lien Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the Second Lien Priority Collateral Agreement.

“Second Priority Lien” means any Lien created by the Second Lien Priority Security Documents.

“Secured Parties” means the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties.

“Subsidiary” has the meaning set forth in the First Lien Priority Agreement.

“Term Loan A Agent” has the meaning set forth in the introductory paragraph hereof.

“Term Loan A Credit Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Term Loan B/RC Agent” has the meaning set forth in the introductory paragraph hereof.

“Term Loan B/Revolving Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Unasserted Contingent Obligations” shall mean, at any time, First Lien Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors or permitted assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Lien Priorities.

2.1 Subordination of Liens. (a) Any and all Liens now existing or hereafter created or arising in favor of any Second Lien Priority Secured Party securing the Second Lien Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Priority Secured Parties securing the First Lien Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Lien Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code, any applicable law or any First Lien Priority Document or Second Lien Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Priority Secured Party securing any of the First Lien Priority Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the Second Lien Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

(b) No First Lien Priority Secured Party or Second Lien Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any First Lien Priority Secured Party or Second Lien Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Priority Secured Parties or the Second Lien Priority Secured Parties, the priority and rights as between the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.

2.2 Nature of First Lien Priority Obligations. Each Second Lien Priority Representative on behalf of itself and the other Second Lien Priority Secured Parties acknowledges that a portion of the First Lien Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Priority Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Priority Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Priority Obligations or the Second Lien Priority Obligations, or any portion thereof.

2.3 Agreements Regarding Actions to Perfect Liens. (a) Each Second Lien Priority Representative on behalf of itself and the other Second Lien Priority Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded on behalf of such Second Lien Priority Representative shall be in form satisfactory to the Controlling First Lien Priority Representative; provided, that, such Second Lien Priority Representative shall not be responsible for the filing, form, content or renewal of such UCC financing statements, patent, trademark or copyright filings or other filings or recordings.

(b) Each Second Lien Priority Representative agrees on behalf of itself and the other Second Lien Priority Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of or for the benefit of such Second Lien Priority Representative (or its agent) and the other Second Lien Priority Secured Parties shall be in form satisfactory to the Controlling First Lien Priority Representative (provided, that such Second Lien Priority Representative shall not be responsible for the filing, form, content or renewal of such mortgage) and shall contain the following notation (or equivalent language reasonably acceptable to the Controlling First Lien Priority Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to the First Lien Priority Representatives, and their successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of June 16, 2020 among JPMorgan Chase Bank, N.A., as Initial First Lien Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Initial Second Lien Priority Representative, Realogy Group LLC, as the Borrower, and the other Loan Parties referred to therein, as amended from time to time.”

(c) Each First Lien Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the First Lien Priority Security Documents, such possession or control is also for the benefit of, and such First Lien Priority Representative or such third party holds such possession or control as bailee and agent for, the Second Lien Priority Representatives and the other Second Lien Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code). Nothing in the preceding sentences shall be construed to impose any duty on such First Lien Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the Second Lien Priority Representatives or any other Second Lien Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the Second Lien Priority Security Documents, provided that subsequent to the occurrence of the First Lien Priority Obligations Payment Date, each First Lien Priority Representative shall (i) deliver to the Controlling Second Lien Priority Representative, at the Borrower’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties and shall not impose on the First Lien Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

2.4 No New Liens. So long as the First Lien Priority Obligations Payment Date has not occurred, the parties hereto agree that (a) there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any Second Lien Priority Obligation if these same assets are not subject to, and do not become subject to, a Lien securing the First Lien Priority Obligations and (b) if any Second Lien Priority Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Second Lien Priority Obligation which assets are not also subject to a First Priority Lien, then the Second Lien Priority Representatives, upon demand by any First Lien Priority Representative, will without the need for any further consent of any other Second Lien Priority Secured Party, notwithstanding anything to the contrary in any other Second Lien Priority Document either (i) release such Lien or (ii) assign it to the First Lien Priority Representatives as security for the First Lien Priority Obligations (in which case the Second Lien Priority Representatives may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Priority Secured Parties, the Second Lien Priority Representatives and the other Second Lien Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.

Section 3. Enforcement Rights.

3.1 Exclusive Enforcement. Until the First Lien Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Priority Secured Parties shall have the sole and exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any Second Lien Priority Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Lien Priority Documents, the First Lien Priority Representatives and the other First Lien Priority Secured Parties may take and continue any Enforcement Action with respect to the First Lien Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.

3.2 Standstill and Waivers. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that, until the First Lien Priority Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.1:

(a) they will not take or cause to be taken any Enforcement Action;

(b) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Lien Priority Obligation pari passu with or senior to, or to give any Second Lien Priority Secured Party any preference or priority relative to, the Liens with respect to the First Lien Priority Obligations or the First Lien Priority Secured Parties with respect to any of the Common Collateral;

(c) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Priority Secured Party;

(d) they have no right to (i) direct either the First Lien Priority Representatives or any other First Lien Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Security Documents or (ii) consent or object to the exercise by any First Lien Priority Representative or any other First Lien Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (d), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(e) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Priority Secured Party with respect to the Common Collateral or pursuant to the First Lien Priority Documents; and

(f) they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.

3.3 Judgment Creditors. Except as otherwise specifically set forth in Sections 3.1 and 3.2, each Second Lien Priority Representative and the Second Lien Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any other Loan Party in accordance with the terms of the Second Lien Priority Documents and applicable law; provided that in the event that any Second Lien Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Lien Priority Obligations) to the same extent as all other Liens securing the Second Lien Priority Obligations are subject to the terms of this Agreement.

3.4 Cooperation. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that each of them shall take such actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Priority Representative shall reasonably request in connection with the exercise by the First Lien Priority Secured Parties of their rights set forth herein.

3.5 No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6, if any First Lien Priority Secured Party or Second Lien Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First Lien Priority Secured Party or Second Lien Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Priority Secured Party or Second Lien Priority Secured Party.

3.6 Actions Upon Breach. (a) If any Second Lien Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the Controlling First Lien Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b) Should any Second Lien Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Priority Secured Party (in its own name or in the name of the relevant Loan Party) or the relevant Loan Party may obtain relief against such Second Lien Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Second Lien Priority Representative on behalf of each Second Lien Priority Secured Party that (i) the First Lien Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Priority Secured Party waives any defense that the Loan Parties and/or the First Lien Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 4. Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral in connection with an Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Lien Priority Representatives for application to the First Lien Priority Obligations in accordance with the terms of the First Lien Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of First Lien Priority Obligations under the First Lien Priority Agreements then outstanding, until the First Lien Priority Obligations Payment Date has occurred and thereafter, to the Second Lien Priority Representatives for application to the Second Lien Priority Obligations in accordance with the terms of the Second Lien Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of Second Lien Priority Obligations under the Second Lien Priority Agreements then outstanding. Until the occurrence of the First Lien Priority Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any Second Lien Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Controlling First Lien Priority Representative, for the benefit of the First Lien Priority Secured Parties, in the same form as received, with any necessary endorsements, and each Second Lien Priority Secured Party hereby authorizes the Controlling First Lien Priority Representative to make any such endorsements as agent for the Second Lien Priority Representative (which authorization, being coupled with an interest, is irrevocable).

4.2 Releases of Second Priority Lien. (a) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Lien Priority Documents that results in the release of the First Priority Lien on any Common Collateral (excluding any sale or other disposition that is expressly prohibited by the Second Lien Priority Agreements as in effect on the date hereof unless such sale or disposition is consummated in connection with an Enforcement Action or consummated after the institution of any Insolvency Proceeding), the Second Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Lien Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person.

(b) Each Second Lien Priority Representative shall promptly execute and deliver such release documents and instruments, in form and substance satisfactory to the Controlling First Lien Priority Representative, and shall take such further actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Priority Representative shall reasonably request to evidence any release of the Second Priority Lien described in paragraph (a). Each Second Lien Priority Representative hereby appoints the Controlling First Lien Priority Representative and any officer or duly authorized person of the Controlling First Lien Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Second Lien Priority Representative and in the name of such Second Lien Priority Representative or in such First Lien Priority Representative’s own name, from time to time, in the Controlling First Lien Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Inspection Rights and Insurance. (a) Any First Lien Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Controlling First Lien Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any Second Lien Priority Secured Party or liability to any Second Lien Priority Secured Party.

(b) Until the First Lien Priority Obligations Payment Date has occurred, the Controlling First Lien Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that each Second Lien Priority Representative shall have the right to be named as additional insured and loss payee so long as its junior lien status is identified in a manner satisfactory to the Controlling First Lien Priority Representative); (ii) as among the Secured Parties, to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder, and (iii) as among the Secured Parties, to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

Section 5. Insolvency Proceedings.

5.1 Filing of Motions. Until the First Lien Priority Obligations Payment Date has occurred, each Second Lien Priority Representative agrees on behalf of itself and the other Second Lien Priority Secured Parties that no Second Lien Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of such Second Lien Priority Representative or Second Lien Priority Secured Parties, in whole or in part, as a result of their interest in the Common Collateral or in the Second Priority Lien (unless the assertion of such right is expressly permitted by this Agreement) or (c) challenges the validity, priority, enforceability or voidability of any Liens or claims held by the First Lien Priority Representatives or any other First Lien Priority Secured Party, or the extent to which the First Lien Priority Obligations constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that each Second Lien Priority Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on such Second Lien Priority Representative imposed hereby.

5.2 Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the Controlling First Lien Priority Representative or the other First Lien Priority Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then each Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties, that each Second Lien Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the Second Priority Liens (i) (x) to such DIP Financing on the same terms as the First Priority Liens are subordinated thereto or (y) if such DIP Financing is secured by Liens which are equally and ratably ranked with the First Priority Liens, to such DIP Financing on the same terms as the Second Priority Liens are subordinated to the First Priority Liens (and any such subordination under clause (x) or (y) will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Priority Secured Parties and (iii) to any “carve-out” agreed to by the Controlling First Lien Priority Representative or the other First Lien Priority Secured Parties, and (d) agrees that notice received two Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

5.3 Relief From the Automatic Stay. Each Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the Controlling First Lien Priority Representative.

5.4 Adequate Protection. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by any First Lien Priority Representative or the other First Lien Priority Secured Parties for adequate protection or any adequate protection provided to any First Lien Priority Representative or the other First Lien Priority Secured Parties or (b) any objection by any First Lien Priority Representative or any other First Lien Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to any First Lien Priority Representative or any other First Lien Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding, (i) if the First Lien Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, then in connection with any such DIP Financing or use of cash collateral each Second Lien Priority Representative, on behalf of itself and any of the Second Lien Priority Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Lien Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Lien Priority Obligations are so subordinated to the First Lien Priority Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Priority Secured Parties and (z) without prejudice to any right of any First Lien Priority Secured Party to object thereto, the payment of post-petition interest (provided, in the case of this clause (z), that the First Lien Priority Secured Parties have been granted adequate protection in the form of post-petition interest reasonably satisfactory to them), provided, however, that such Second Lien Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Second Lien Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event any Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then such Second Lien Priority Representative, on behalf of itself or any of the Second Lien Priority Secured Parties, agrees that the First Lien Priority Representatives shall also be granted a senior Lien on such additional collateral as security for the First Lien Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Second Lien Priority Obligations shall be subordinated to the Liens on such collateral securing the First Lien Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Lien Priority Obligations are subordinated to such First Lien Priority Obligations under this Agreement. Each Second Lien Priority Representative, on behalf of itself and the other Second Lien Priority Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the Controlling First Lien Priority Representative.

5.5 Avoidance Issues. If any First Lien Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Prior to the First Lien Priority Obligations Payment Date (but subject to the first sentence of this Section 5.5), the Second Lien Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6 Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, no Second Lien Priority Representative nor any other Second Lien Priority Secured Party shall oppose any sale or disposition of any assets of any Loan Party that is supported by the First Lien Priority Secured Parties, and the Second Lien Priority Representatives and each other Second Lien Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Priority Secured Parties and to have released their Liens on such assets (provided that the Second Priority Lien on any proceeds constituting Common Collateral from such sale or disposition remaining after the First Lien Priority Obligations Payment Date occurs shall continue).

5.7 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Priority Security Documents and the Second Lien Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Priority Obligations and the Second Lien Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Priority Secured Parties and Second Lien Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Second Lien Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Priority Secured Parties), the First Lien Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Lien Priority Secured Parties. The Second Lien Priority Secured Parties hereby acknowledge and agree to turn over to the First Lien Priority Secured Parties upon written request therefor amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Priority Secured Parties.

5.8 No Waivers of Rights of First Lien Priority Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Lien Priority Representatives or any other First Lien Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Lien Priority Secured Party not expressly permitted hereunder, including the seeking by any Second Lien Priority Secured Party of adequate protection (except as provided in Section 5.4).

5.9 Other Matters. To the extent that any Second Lien Priority Representative or any Second Lien Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, such Second Lien Priority Representative agrees, on behalf of itself and the other Second Lien Priority Secured Parties not to assert any of such rights without the prior written consent of the Controlling First Lien Priority Representative unless expressly permitted to do so hereunder.

5.10 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

Section 6. Security Documents.

(a) Each Loan Party and each Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Priority Documents inconsistent with or in violation of this Agreement.

(b) Each Loan Party and each First Lien Priority Representative, on behalf of itself and the First Lien Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Priority Documents inconsistent with or in violation of this Agreement.

(c) In the event the Controlling First Lien Priority Representative enters into any amendment, waiver or consent in respect of any of the First Lien Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Priority Security Document without the consent of or action by any Second Lien Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Second Lien Priority Agreements), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Second Lien Priority Security Document, unless also removed from the assets securing the First Lien Priority Obligations or except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Second Lien Priority Secured Parties (other than the Second Lien Priority Representatives) and does not affect the First Lien Priority Secured Parties in a like or similar manner shall not apply to the Second Lien Priority Security Documents without the consent of the Second Lien Priority Representative, acting at the written direction of the Second Lien Priority Secured Parties required to direct the Second Lien Priority Representative under the Second Lien Priority Agreements, (iii) no such amendment, waiver or consent with respect to any provision applicable to the Second Lien Priority Representatives under the Second Lien Priority Documents shall be made without the prior written consent of the Second Lien Priority Representatives and (iv) notice of such amendment, waiver or consent shall be given to the Second Lien Priority Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 7. Reliance; Waivers; etc.

7.1 Reliance. The First Lien Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each Second Lien Priority Representative, on behalf of itself and the Second Lien Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Priority Secured Parties. The Second Lien Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Priority Representative expressly waives all notices of the acceptance of and reliance by the Second Lien Priority Representative and the Second Lien Priority Secured Parties.

7.2 No Warranties or Liability. Each Second Lien Priority Representative and each First Lien Priority Representative acknowledge and agree that none have made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any First Lien Priority Document or any Second Lien Priority Document. Except as otherwise provided in this Agreement, the Second Lien Priority Representatives and the First Lien Priority Representatives will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Priority Documents or the Second Lien Priority Documents.

Section 8. Obligations Unconditional.

8.1 First Lien Priority Obligations Unconditional. All rights and interests of the First Lien Priority Secured Parties hereunder, and all agreements and obligations of the Second Lien Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Lien Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Priority Document;

(c) prior to the First Lien Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Priority Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Priority Obligations, or of any of the Second Lien Priority Representatives, or any Loan Party, to the extent applicable, in respect of this Agreement.

8.2 Second Lien Priority Obligations Unconditional. All rights and interests of the Second Lien Priority Secured Parties hereunder, and all agreements and obligations of the First Lien Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Second Lien Priority Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Lien Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Lien Priority Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Lien Priority Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Lien Priority Obligations or any First Lien Priority Secured Party in respect of this Agreement.

Section 9. Miscellaneous.

9.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Priority Document or any Second Lien Priority Document with respect to the priority of any Liens or the exercise of any rights or remedies, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the parties hereto acknowledge that the terms of this Agreement are not intended to and shall not, as between the Loan Parties and the Secured Parties, negate, waive or cancel any rights granted to, or create any liability or obligation of, any Loan Party in the First Lien Priority Documents and the Second Lien Priority Documents or impose any additional obligations on the Loan Parties (other than as expressly set forth herein).

9.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any other Loan Party on the faith hereof.

9.3 Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Priority Representatives and the Second Lien Priority Representatives and, in the case of amendments or modifications of Sections 3.5, 3.6, 5.2, 5.4, 9.3, 9.5 or 9.6, the Loan Parties and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Anything herein to the contrary notwithstanding, no consent of any Loan Party shall be required for amendments, modifications or waivers of any other provisions of this Agreement other than those that (i) directly affect any obligation or right of the Loan Parties hereunder or under the First Lien Priority Documents or the Second Lien Priority Documents or that would impose any additional obligations on the Loan Parties or (ii) change the rights of the Loan Parties to refinance the First Lien Priority Obligations or the Second Lien Priority Obligations.

(b) It is understood that the Controlling First Lien Priority Representative, without the consent of any other First Lien Priority Secured Party or Second Lien Priority Secured Party, may in its discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become First Lien Priority Obligations or Second Lien Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes First Lien Priority Obligations or Second Lien Priority Obligations, provided, that (i) such Additional Debt is permitted to be incurred by the First Lien Priority Agreements and Second Lien Priority Agreements then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as First Lien Priority Obligations or Second Lien Priority Obligations, as applicable, (ii) in the case of any Additional Debt that constitutes a First Lien Priority Obligation, all proceeds of the Common Collateral shall be payable to the First

Lien Priority Representatives and the representative for any Additional Debt constituting First Lien Priority Obligations (“Additional First Lien Debt”) on a pro rata basis based on the aggregate outstanding principal amount of First Lien Priority Obligations under the Existing Credit Agreements and under such Additional First Lien Priority Agreement and (iii) in the case of any Additional Debt that constitutes a Second Lien Priority Obligation, (A) notice of the incurrence thereof is given to the First Lien Priority Representatives by the Borrower and (B) all proceeds of the Common Collateral remaining after the First Lien Priority Obligations Payment Date shall be payable to the Second Lien Priority Representatives and the representative for any Additional Debt constituting Second Lien Priority Obligations (“Additional Second Lien Debt”) on a pro rata basis based on the aggregate outstanding principal amount of Second Lien Priority Obligations under the Initial Second Lien Priority Indenture and under such Additional Second Lien Priority Agreement. Such a supplemental agreement shall not be required unless the Controlling First Lien Priority Representative notifies the Borrower that it requires a supplemental agreement.

9.4 Information Concerning Financial Condition of the Borrower and the other Loan Parties. Each of the Second Lien Priority Secured Parties and the First Lien Priority Secured Parties assumes responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Priority Obligations or the Second Lien Priority Obligations. The Second Lien Priority Representatives and the First Lien Priority Representatives hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event any Second Lien Priority Representative or any First Lien Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

9.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

9.6 Submission to Jurisdiction. (a) Each First Lien Priority Secured Party, each Second Lien Priority Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Priority Secured Party or Second Lien Priority Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b) Each First Lien Priority Secured Party, each Second Lien Priority Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.7 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Each of the First Lien Priority Representatives and the Second Lien Priority Representatives agree to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. None of the First Lien Priority Representatives and the Second Lien Priority Representatives shall be liable for any losses, costs or expenses arising directly or indirectly from the First Lien Priority Representatives and Second Lien Priority Representatives’ reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the applicable First Lien Priority Representatives and the Second Lien Priority Representatives, including without limitation the risk of the First Lien Priority Representatives and the Second Lien Priority Representatives acting on unauthorized instructions, and the risk or interception and misuse by third parties.

9.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Lien Priority Secured Parties and Second Lien Priority Secured Parties and their respective successors and permitted assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.

9.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.11 Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any Second Lien Priority Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the Second Lien Priority Agreement or to demand payment under any guarantee in respect thereof, subject to the provisions of this Agreement.

9.12 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.14 Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of a Supplement in the form of Exhibit I to the First Lien Priority Collateral Agreement. In addition, the Borrower will cause each such Loan Party to execute a joinder to this Agreement in the form of Exhibit I hereto.

9.15 Protection of Initial Second Lien Priority Representative. The parties hereto agree that the Initial Second Lien Priority Representative shall be afforded hereunder all of the rights, protections, immunities, indemnities and privileges afforded to the Initial Second Lien Priority Representative under the Initial Second Lien Priority Indenture. It is understood and agreed that The Bank of New York Mellon Trust Company, N.A. is entering into this Agreement in its capacity as Collateral Agent under the Initial Second Lien Priority Indenture, and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Initial First Lien Priority Representative or any First Lien Priority Secured Party or Second Lien Priority Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

9.16 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Priority Secured Parties and the Second Lien Priority Secured Parties. The interrelationship among the First Lien Priority Secured Parties is governed by the First Lien Priority Intercreditor Agreement. The parties hereto hereby acknowledge that the Initial First Lien Priority Representative shall be entitled to all of its rights, protections, privileges, indemnities and immunities afforded to it under the First Lien Priority Documents in connection with its execution of this Agreement and performance of its obligations hereunder.

[Remainder of page intentionally left blank; signature pages follow]

REALOGY GROUP LLC

By:	/s/ Timothy B. Gustavson
Name: Timothy B. Gustavson
Title: Senior Vice President and
Chief Accounting Officer

Address for Notices:	Realogy Group LLC
One Campus Drive
Parsippany, NJ 07054
Attention:	Seth Truwit
Telecopy No.:	(973) 407-5331

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

REALOGY INTERMEDIATE HOLDINGS LLC

By:	/s/ Timothy B. Gustavson
Name: Timothy B. Gustavson
Title: Senior Vice President and
Chief Accounting Officer

Address for Notices:	Realogy Group LLC
One Campus Drive
Parsippany, NJ 07054
Attention:	Seth Truwit
Telecopy No.:	(973) 407-5331

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

CASTLE EDGE INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By:	/s/ Timothy B. Gustavson
Name:	Timothy B. Gustavson
Title:	Senior Vice President and Chief Accounting Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

CASE TITLE COMPANY
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
SECURED LAND TRANSFERS LLC
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
REALOGY TITLE GROUP LLC
TITLE RESOURCE GROUP SETTLEMENT SERVICES, LLC
TRG MARYLAND HOLDINGS LLC
TRG SETTLEMENT SERVICES, LLP
TRG VENTURE PARTNER LLC

By:	/s/ Sriram Someshwara
Name:	Sriram Someshwara
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
BETTER HOMES AND GARDENS REAL ESTATE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
CLIMB FRANCHISE SYSTEMS LLC
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
CORCORAN GROUP LLC
ERA FRANCHISE SYSTEMS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZAPLABS LLC

By:	/s/ Roger Favano
Name:	Roger Favano
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CLIMB REAL ESTATE, INC.
CLIMB REAL ESTATE LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLDWELL BANKER NRT REALVITALIZE, INC.
COLDWELL BANKER NRT REALVITALIZE LLC
COLORADO COMMERCIAL, LLC
ESTATELY, INC.
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HFS LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY LLC

By:	/s/ Roger Favano
Name:	Roger Favano
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CALIFORNIA INCORPORATED
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT DEVONSHIRE WEST LLC
NRT FLORIDA LLC
NRT HAWAII REFERRAL, LLC
REALOGY BROKERAGE GROUP LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT PROPERTY CARE LLC
NRT PROPERTY MANAGEMENT ARIZONA LLC
NRT PROPERTY MANAGEMENT ATLANTA LLC
NRT PROPERTY MANAGEMENT CALIFORNIA, INC.
NRT PROPERTY MANAGEMENT COLORADO LLC
NRT PROPERTY MANAGEMENT DC LLC
NRT PROPERTY MANAGEMENT DELAWARE LLC

By:	/s/ Roger Favano
Name:	Roger Favano
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

NRT PROPERTY MANAGEMENT FLORIDA LLC
NRT PROPERTY MANAGEMENT HAWAII LLC
NRT PROPERTY MANAGEMENT ILLINOIS LLC
NRT PROPERTY MANAGEMENT LOUISIANA LLC
NRT PROPERTY MANAGEMENT MARYLAND LLC
NRT PROPERTY MANAGEMENT MINNESOTA LLC
NRT PROPERTY MANAGEMENT NEVADA LLC
NRT PROPERTY MANAGEMENT NEW JERSEY LLC
NRT PROPERTY MANAGEMENT NORTH CAROLINA LLC
NRT PROPERTY MANAGEMENT OHIO LLC
NRT PROPERTY MANAGEMENT OKLAHOMA LLC
NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC
NRT PROPERTY MANAGEMENT SOUTH CAROLINA LLC
NRT PROPERTY MANAGEMENT TENNESSEE LLC
NRT PROPERTY MANAGEMENT TEXAS LLC
NRT PROPERTY MANAGEMENT UTAH LLC
NRT PROPERTY MANAGEMENT VIRGINIA LLC
NRT QUEENS LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC

By:	/s/ Roger Favano
Name:	Roger Favano
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

NRT RENTAL MANAGEMENT SOLUTIONS LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC
NRT TEXAS LLC
NRT UTAH LLC
NRT VACATION RENTALS ARIZONA LLC
NRT VACATION RENTALS CALIFORNIA, INC.
NRT VACATION RENTALS DELAWARE LLC
NRT VACATION RENTALS FLORIDA LLC
NRT VACATION RENTALS MARYLAND LLC
NRT WEST, INC.
NRT ZIPREALTY LLC
ON COLLABORATIVE, INC. (CA)
ON COLLABORATIVE LLC (DE)
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY’S INTERNATIONAL REALTY GLOBAL DEVELOPMENT ADVISORS LLC
SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY INC. (CA)
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC (DE)
THE SUNSHINE GROUP, LTD.

By:	/s/ Roger Favano
Name:	Roger Favano
Title:	Chief Financial Officer

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

Exhibit I

[FORM OF] JOINDER NO. [                ] dated as of [_______], 20[    ], (the “Joinder”) to the FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT dated as of June 16, 2020 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”), among REALOGY GROUP LLC, a Delaware limited liability company (the “Company”), each of the other Loan Parties party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Initial First Lien Priority Representative, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Second Lien Priority Representative, and each additional First Lien Priority Representative and additional Second Lien Priority Representative from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the undersigned Loan Parties listed on the signature page hereto (each, a “New Loan Party”) wishes to acknowledge and agree to the Intercreditor Agreement and become a party thereto and to acquire and undertake the rights and obligations of a Loan Party thereunder.

Accordingly, each New Loan Party agrees as follows for the benefit of the First Lien Priority Representatives and Second Lien Priority Representatives:

1. Accession to the First Lien Priority Intercreditor Agreement. Each New Loan Party (a) acknowledges and agrees to, and becomes a party to the Intercreditor Agreement as a Loan Party, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Loan Party under the Intercreditor Agreement. This Joinder supplements the Intercreditor Agreement and is being executed and delivered by each New Loan Party.

2. Representations, Warranties and Acknowledgement of the New Loan Party. Each New Loan Party represents and warrants to each First Lien Priority Representative and Second Lien Priority Representative that (a) it has full power and authority to enter into this Joinder, in its capacity as Loan Party and (b) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

3. Counterparts; Electronic Execution. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each First Lien Priority Representative and Second Lien Priority Representative shall have received a counterpart of this Joinder that bears the signature of each New Loan Party. Delivery of an executed signature page to this Joinder by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder. The words “execution,” “signed,” “signature,” and words of like import in this Joinder shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4. Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement subject to any limitations set forth in the Intercreditor Agreement with respect to the Loan Parties.

6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. Governing Law. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. Severability. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

9. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to each New Loan Party shall be given to it in care of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, each New Loan Party has duly executed this joinder as of the day and year first above written.

[NAME OF NEW LOAN PARTY], as [___________]
By:
Name:
Title: